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                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      PURSUANT TO SEC. 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 2, 1999

                                Dana Corporation
                   -----------------------------------------
             (Exact name of registrant as specified in its charter)

     Virginia                     1-1063                      34-4361040
-----------------         -----------------------       ----------------------
(State or other           (Commission File Number)           (IRS Employer
jurisdiction of                                           Identification No.)
 incorporation)

                         4500 Dorr Street, Toledo, Ohio 43615
                         ------------------------------------
                        (Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (419)535-4500
                                                  -------------


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ITEM 5. OTHER EVENTS

On November 13, 1998, Dana Corporation (the "Company") filed a registration statement (No. 333-67307) on Form S-3 with the Securities and Exchange Commission (the "Commission") relating to the public offering pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), of up to an aggregate of $750,000,000 of securities of the Company (the "Registration Statement"). Pursuant to Rule 429 of the Act, the prospectus forming a part of the Registration Statement (the "Prospectus") also covered $250,000,000 of securities of the Company which were registered in an earlier registration statement (No. 333-42239) on Form S-3. On December 30, 1998, the
Commission declared the Registration Statement, as amended by Amendment No. 1, effective.

On February 24, 1999, the Company filed a Preliminary Prospectus Supplement to the Prospectus relating to the issuance and sale of an aggregate of $700,000,000 principal amount of Notes.

On March 2, 1999, the Company filed a Prospectus Supplement to the Prospectus relating to the issuance and sale of 6.25% Notes due March 1, 2004 in the aggregate principal amount of $250,000,000, 6.50% Notes due March 1, 2009 in the aggregate principal amount of $350,000,000 and 7.00% Notes due March 1, 2029 in the aggregate principal amount of $400,000,000.

In connection with the filing of the Prospectus Supplement, the Company is filing certain exhibits to the Registration Statement as part of this Form 8-K. See "Item 7, Financial Statements and Exhibits."

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following exhibits to the Registration Statement are filed as part of this report:

Exhibit No.         Description
-----------         -----------

1-B-1 Terms Agreement among Dana Corporation and BT Alex. Brown Incorporated, Deutsche Bank Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation, First Chicago Capital Markets, Inc., J.P. Morgan Securities Inc.,
                    Lehman Brothers Inc., Morgan Stanley & Co. Incorporated, NationsBanc Montgomery Securities LLC, Salomon Smith Barney Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative for the Underwriters, dated February 26, 1999 (including the incorporated Underwriting Agreement)


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
4-B-1           Second Supplemental Indenture between Dana Corporation, as
                Issuer, and Citibank, N.A., Trustee, dated as of February 26, 1999

4-C-1           Form of 6.25% Notes due March 1, 2004, 6.50% Notes due
                March 1, 2009 and 7.00% Notes due March 1, 2029 (included in Exhibit 4-B-1)

5-A             Opinion of Hunton & Williams

23-B-1          Consent of Hunton & Williams (included in Exhibit 5-A)


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Dana Corporation
                                        ----------------
                                         (Registrant)


Date: March 2, 1999                    By: /s/ John S. Simpson
                                        -----------------------
                                           John S. Simpson
                                           Chief Financial Officer


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                                EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

1-B-1 Terms Agreement among Dana Corporation and BT Alex. Brown Incorporated, Deutsche Bank Securities Inc., Donaldson,
                Lufkin & Jenrette Securities Corporation, First Chicago Capital Markets, Inc., J.P. Morgan Securities, Inc., Lehman Brothers Inc., Morgan Stanley & Co. Incorporated, NationsBanc Montgomery Securities LLC, Salomon Smith Barney Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative for the Underwriters, dated February 26,
                1999 (including the incorporated Underwriting Agreement)

4-B-1 Second Supplemental Indenture between Dana Corporation, as Issuer, and Citibank, N.A., Trustee, dated as of February 26, 1999

4-C-1 Form of 6.25% Notes due March 1, 2004, 6.50% Notes due March 1, 2009 and 7.00% Notes due March 1, 2029 (included in Exhibit 4-B-1)

5-A             Opinion of Hunton & Williams